SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                        --------------

                                    FORM 8-K

                      Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported): October 22, 2001


                                 LECHTERS, INC.

                      (Exact Name of Registrant as Specified in Charter)


          New Jersey                      000-17870                   13-2821526
          -----------                     ---------                   ----------
 (State or Other Jurisdiction            (Commission               (IRS Employer
       of Incorporation)                  File No.)          Identification No.)


 One Cape May Street, Harrison, New Jersey                                 07029


(Address of Principal Executive Offices)                              (Zip Code)


              Registrant's telephone number, including area code (973) 481-1100


                                 Not Applicable

                (Former Name or Former Address, if Changed Since Last Report)


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 ITEM 5.   OTHER EVENTS

        On May 21, 2001, Lechters, Inc., a New Jersey corporation (the "Company") filed a petition for bankruptcy protection in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Company has to requested permission from the Securities and Exchange Commission (the "Commission") to file monthly operating reports (the "Reports"), which must be filed each month with the Bankruptcy Court, with the Commission in lieu of filing its annual and quarterly reports on Forms 10-K and 10-Q. The Report for the period September 2, 2001 through October 6, 2001 is attached as exhibit 99.1 to this current report, and was filed with the Bankruptcy Court on October 22, 2001.

 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS

(a)     Financial Statements of the Business Acquired

               Not Applicable.

(b)     Pro Forma Financial Information and Exhibits

               Not Applicable

(c)     Exhibits

99.1 Monthly Operating Report for the period September 2, 2001 through October 6, 2001.




                                   SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 29, 2001

                                                          Lechters, Inc.
                                            a New Jersey corporation


                              By:  /s/   DANIEL L. ANDERTON
                                  ----------------------------------------------
                                  Name:  Daniel L. Anderton
                                  Title: Chief Financial Officer



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                                        2
691950_3, 03/02/01


691950_3
                                  EXHIBIT INDEX

Exhibit No.    Description

99.1 Monthly Operating Report for the period September 2, 2001 through October 6, 2001.